Dear Stockholder,

On August 27, 2024 (the Payment Date), pursuant to its managed distribution policy, Columbia Seligman Premium Technology Growth Fund, Inc. (NYSE: STK) (the Fund) paid a distribution in the amount of $0.4625 per share of common stock to stockholders of record on August 19, 2024, which is equal to a quarterly rate of 2.3125% (9.25% annualized) of the $20.00 offering price in the Fund’s initial public offering in November 2009. The third-quarter distribution of $0.4625 per share is equal to a quarterly rate of 1.3943% (5.58% annualized) of the Fund’s market price of $33.17 per share as of July 31, 2024.

Prior to the managed distribution policy, the Fund paid distributions pursuant to a level rate distribution policy. Under its former distribution policy and consistent with the Investment Company Act of 1940, as amended, the Fund could not distribute long-term capital gains, as defined in the Internal Revenue Code of 1986, more often than once in any one taxable year.

In October 2010, the Fund received exemptive relief from the Securities and Exchange Commission that permits the Fund to distribute long-term capital gains more often than once in any one taxable year. After consideration by the Fund’s Board, the Fund adopted the current managed distribution policy which allows the Fund to make distributions of long-term capital gains more than once in any taxable year.

The following table sets forth the estimated breakdown of the distribution noted above, on a per share basis, from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital or other capital source.

	Breakdown of Distribution
Sources	%	US Dollar
Net Investment Income	0.00%	$0.0000
Net Realized Short-Term Capital Gains	0.00%	$0.0000
Net Realized Long-Term Capital Gains	100.00%	$0.4625
Return of Capital or other Capital Source	0.00%	$0.0000
Total	100.00%	$0.4625

The following table sets forth the estimated breakdown, on a per share basis, of all distributions made by the Fund during the year-to-date period ended on the Payment Date of the above distribution (includes the distribution payment noted in the table above) from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital or other capital source.

	Breakdown of All Distributions Paid Through Year-To-Date Period Ended on the Payment Date of the Current Distribution
Sources	%	US Dollar
Net Investment Income	0.00%	$0.0000
Net Realized Short-Term Capital Gains	0.00%	$0.0000
Net Realized Long-Term Capital Gains	100.00%	$1.3875
Return of Capital or other Capital Source	0.00%	$0.0000
Total	100.00%	$1.3875

In certain years since the Fund’s inception, the Fund has distributed more than its income and net realized capital gains, which has resulted in Fund distributions substantially consisting of return of capital or other capital source. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” As of the payment date of the current distribution, all Fund distributions paid in 2024 (as estimated by the Fund based on current information) are from the earnings and profits of the Fund and not a return of capital. This could change during the remainder of the year, as further described below.

The amounts, sources and percentage breakdown of the distributions reported in this Notice are only estimates and are not being provided for, and should not be used for, tax reporting purposes. The actual amounts, sources and percentage breakdown of the distribution for tax reporting purposes, which may include return of capital, will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

The following table sets forth (i) the average annual total return of a share of the Fund’s common stock at net asset value (NAV) for the 5-year period ended July 31, 2024, and (ii) the Fund’s annualized distribution rate, for the same period, expressed as a percentage of the NAV price of a share of the Fund’s common stock at July 31, 2024.

Average Annual Total NAV Return for the 5-year Period Ended July 31, 2024	18.62%
Annualized Distribution Rate as a Percentage of July 31, 2024 NAV Price (For the 5-year Period ended July 31, 2024)	6.39%

The following table sets forth (i) the average annual total return of a share of the Fund’s common stock at net asset value (NAV) for the period since inception of Fund investment operations through the period noted and (ii) the Fund’s annualized distribution rate, for the same period, expressed as a percentage of the NAV price of a share of the Fund’s common stock at July 31, 2024. Average annual total return of a share of the Fund’s common stock at NAV for the period since inception of Fund investment operations through the period noted includes the 4.50% sales load assessed to IPO investors.

Average Annual Total NAV Return for the Period Since Inception of Investment Operations (November 30, 2009) Through July 31, 2024	14.77%
Annualized Distribution Rate as a Percentage of July 31, 2024 NAV Price (For the Period Since Inception of Investment Operations (November 30, 2009) through July 31, 2024)	6.07%

The following table sets forth (i) the cumulative total return (at NAV) of a share of the Fund’s common stock for the year-to-date period ended July 31, 2024 and (ii) the Fund’s distribution rate, for the same period, expressed as a percentage of the NAV price of a share of the Fund’s common stock at July 31, 2024.

Cumulative Total NAV Return for the Year-to-Date Period Ended July 31, 2024	14.69%
Distribution Rate as a Percentage of July 31, 2024 NAV Price (For the Year-to-Date Period Ended July 31, 2024)	2.86%

Past performance does not guarantee future results.

You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions noted in the tables above or from the terms of the Fund’s distribution policy.

The Fund or your financial professional will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions on your US federal income tax return. For tax purposes, the Fund is required to report unrealized gains or losses on certain non-US investments as ordinary income or loss, respectively. Accordingly, the amount of the Fund’s total distributions that will be taxable as ordinary income may be different than the amount of the distributions from net investment income reported above.

The Board may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including, but not limited to, the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

Investors should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. You can obtain the Fund's most recent periodic reports and other regulatory filings by contacting your financial advisor or visiting www.columbiathreadneedleus.com. These reports and other filings can also be found on the Securities and Exchange Commission's EDGAR Database. You should read these reports and other filings carefully before investing.

The Fund expects to receive all or some of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the equity and equity-related securities in its portfolio; and (ii) capital gains (short-term and long-term) from option premiums and the sale of portfolio securities. It is possible that the Fund’s distributions will at times exceed the earnings and profits of the Fund and therefore all or a portion of such distributions may constitute a return of capital as described below. A return of capital is a return of your original investment. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”  You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the Fund’s distribution policy.

Distributions that qualify as a return of capital are a return of some or all of your original investment in the Fund.  A return of capital reduces a stockholder’s tax basis in his or her shares.  Once the tax basis in your shares has been reduced to zero, any further return of capital may be taxable as capital gain.  Shareholders should consult their tax advisor or tax attorney for proper treatment.

Distributions may be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of, and rates at which, the Fund receives income from the sources noted above.  As portfolio and market conditions change, the rate of distributions on the shares and the Fund’s distribution policy could change.

The Fund should only be considered as one element of a complete investment program. An investment in the Fund should be considered speculative.  The Fund's investment policy of investing in technology and technology-related companies and writing call options involves a high degree of risk.

There is no assurance that the Fund will meet its investment objectives or that distributions will be made.  You could lose some or all of your investment.  In addition, closed-end funds frequently trade at a discount to their net asset values, which may increase your risk of loss.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and their stocks may be subject to greater price fluctuations. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. The Fund’s derivatives strategies may not be successful and could result in significant Fund losses.

The Fund is not insured by the FDIC, NCUA or any federal agency, is not a deposit or obligation of, or guaranteed by any financial institution, and involves investment risks including possible loss of principal and fluctuation in value.

Columbia Seligman Premium Technology Growth Fund is managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved.

© 2024 Columbia Management Investment Advisers, LLC

columbiathreadneedleus.com

Adtrax: CTNA6867520.1

TAX221_12_050_(08/24)

Dear Stockholder,

On November 26, 2024 (the Payment Date), pursuant to its managed distribution policy, Columbia Seligman Premium Technology Growth Fund, Inc. (NYSE: STK) (the Fund) paid a distribution in the amount of $0.4625 per share of common stock to stockholders of record on November 18, 2024, which is equal to a quarterly rate of 2.3125% (9.25% annualized) of the $20.00 offering price in the Fund’s initial public offering in November 2009. The fourth-quarter distribution of $0.4625 per share is equal to a quarterly rate of 1.4131% (5.65% annualized) of the Fund’s market price of $32.73 per share as of October 31, 2024.

Prior to the managed distribution policy, the Fund paid distributions pursuant to a level rate distribution policy. Under its former distribution policy and consistent with the Investment Company Act of 1940, as amended, the Fund could not distribute long-term capital gains, as defined in the Internal Revenue Code of 1986, more often than once in any one taxable year.

In October 2010, the Fund received exemptive relief from the Securities and Exchange Commission that permits the Fund to distribute long-term capital gains more often than once in any one taxable year. After consideration by the Fund’s Board, the Fund adopted the current managed distribution policy which allows the Fund to make distributions of long-term capital gains more than once in any taxable year.

The following table sets forth the estimated breakdown of the distribution noted above, on a per share basis, from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital or other capital source.

	Breakdown of Distribution
Sources	%	US Dollar
Net Investment Income	0.00%	$0.0000
Net Realized Short-Term Capital Gains	0.00%	$0.0000
Net Realized Long-Term Capital Gains	100.00%	$0.4625
Return of Capital or other Capital Source	0.00%	$0.0000
Total	100.00%	$0.4625

The following table sets forth the estimated breakdown, on a per share basis, of all distributions made by the Fund during the year-to-date period ended on the Payment Date of the above distribution (includes the distribution payment noted in the table above) from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital or other capital source.

	Breakdown of All Distributions Paid Through Year-To-Date Period Ended on the Payment Date of the Current Distribution
Sources	%	US Dollar
Net Investment Income	0.00%	$0.0000
Net Realized Short-Term Capital Gains	0.00%	$0.0000
Net Realized Long-Term Capital Gains	100.00%	$1.8500
Return of Capital or other Capital Source	0.00%	$0.0000
Total	100.00%	$1.8500

In certain years since the Fund’s inception, the Fund has distributed more than its income and net realized capital gains, which has resulted in Fund distributions substantially consisting of return of capital or other capital source. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” As of the payment date of the current distribution, all Fund distributions paid in 2024 (as estimated by the Fund based on current information) are from the earnings and profits of the Fund and not a return of capital. This could change during the remainder of the year, as further described below.

The amounts, sources and percentage breakdown of the distributions reported in this Notice are only estimates and are not being provided for, and should not be used for, tax reporting purposes. The actual amounts, sources and percentage breakdown of the distribution for tax reporting purposes, which may include return of capital, will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

The following table sets forth (i) the average annual total return of a share of the Fund’s common stock at net asset value (NAV) for the 5-year period ended October 31, 2024, and (ii) the Fund’s annualized distribution rate, for the same period, expressed as a percentage of the NAV price of a share of the Fund’s common stock at October 31, 2024.

Average Annual Total NAV Return for the 5-year Period Ended October 31, 2024	18.02%
Annualized Distribution Rate as a Percentage of October 31, 2024 NAV Price (For the 5-year Period ended October 31, 2024)	6.37%

The following table sets forth (i) the average annual total return of a share of the Fund’s common stock at net asset value (NAV) for the period since inception of Fund investment operations through the period noted and (ii) the Fund’s annualized distribution rate, for the same period, expressed as a percentage of the NAV price of a share of the Fund’s common stock at October 31, 2024. Average annual total return of a share of the Fund’s common stock at NAV for the period since inception of Fund investment operations through the period noted includes the 4.50% sales load assessed to IPO investors.

Average Annual Total NAV Return for the Period Since Inception of Investment Operations (November 30, 2009) Through October 31, 2024	14.64%
Annualized Distribution Rate as a Percentage of October 31, 2024 NAV Price (For the Period Since Inception of Investment Operations (November 30, 2009) through October 31, 2024)	6.04%

The following table sets forth (i) the cumulative total return (at NAV) of a share of the Fund’s common stock for the year-to-date period ended October 31, 2024 and (ii) the Fund’s distribution rate, for the same period, expressed as a percentage of the NAV price of a share of the Fund’s common stock at October 31, 2024.

Cumulative Total NAV Return for the Year-to-Date Period Ended October 31, 2024	16.74%
Distribution Rate as a Percentage of October 31, 2024 NAV Price (For the Year-to-Date Period Ended October 31, 2024)	4.28%

Past performance does not guarantee future results.

You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions noted in the tables above or from the terms of the Fund’s distribution policy.

The Fund or your financial professional will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions on your US federal income tax return. For tax purposes, the Fund is required to report unrealized gains or losses on certain non-US investments as ordinary income or loss, respectively. Accordingly, the amount of the Fund’s total distributions that will be taxable as ordinary income may be different than the amount of the distributions from net investment income reported above.

The Board may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including, but not limited to, the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

Investors should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. You can obtain the Fund's most recent periodic reports and other regulatory filings by contacting your financial advisor or visiting www.columbiathreadneedleus.com. These reports and other filings can also be found on the Securities and Exchange Commission's EDGAR Database. You should read these reports and other filings carefully before investing.

The Fund expects to receive all or some of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the equity and equity-related securities in its portfolio; and (ii) capital gains (short-term and long-term) from option premiums and the sale of portfolio securities. It is possible that the Fund’s distributions will at times exceed the earnings and profits of the Fund and therefore all or a portion of such distributions may constitute a return of capital as described below. A return of capital is a return of your original investment. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”  You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the Fund’s distribution policy.

Distributions that qualify as a return of capital are a return of some or all of your original investment in the Fund.  A return of capital reduces a stockholder’s tax basis in his or her shares.  Once the tax basis in your shares has been reduced to zero, any further return of capital may be taxable as capital gain.  Shareholders should consult their tax advisor or tax attorney for proper treatment.

Distributions may be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of, and rates at which, the Fund receives income from the sources noted above.  As portfolio and market conditions change, the rate of distributions on the shares and the Fund’s distribution policy could change.

The Fund should only be considered as one element of a complete investment program. An investment in the Fund should be considered speculative.  The Fund's investment policy of investing in technology and technology-related companies and writing call options involves a high degree of risk.

There is no assurance that the Fund will meet its investment objectives or that distributions will be made.  You could lose some or all of your investment.  In addition, closed-end funds frequently trade at a discount to their net asset values, which may increase your risk of loss.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and their stocks may be subject to greater price fluctuations. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. The Fund’s derivatives strategies may not be successful and could result in significant Fund losses.

The Fund is not insured by the FDIC, NCUA or any federal agency, is not a deposit or obligation of, or guaranteed by any financial institution, and involves investment risks including possible loss of principal and fluctuation in value.

Columbia Seligman Premium Technology Growth Fund is managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved.

© 2024 Columbia Management Investment Advisers, LLC

columbiathreadneedleus.com

Adtrax: CTNA7264513.1-RUSH

TAX221_12_051_(11/24)

Dear Stockholder,

On January 21, 2025 (the Payment Date), Columbia Seligman Premium Technology Growth Fund, Inc. (NYSE: STK) (the Fund) will pay a special fourth quarter distribution, beyond its typical quarterly managed distribution policy, in the amount of $3.2669 per share of common stock to stockholders of record on December 16, 2024. A federal excise tax of 4% applies to funds that do not distribute substantially all of their annual income (including net gains) before the end of their fiscal year. The Fund’s income for the fiscal year ended 2024 exceeded the amounts previously distributed pursuant to the Fund’s quarterly managed distribution policy. The Fund distributed this excess income so that it would not incur the 4% federal excise tax in 2024.

The distribution will be paid on the Payment Date to stockholders of record on December 16, 2024 (the Record Date). The ex-dividend date is December 16, 2024. The capital gain distribution, being a special distribution, will automatically be paid in stock except that any Record Date stockholder may elect to receive the distribution in cash by contacting, as applicable, their financial advisor (if you hold shares through a financial intermediary, such as a broker-dealer) or the Fund’s stockholder servicing agent, Equiniti Trust Company, LLC, whose contact information appears below (if you hold shares directly with the Fund), by 5 pm Eastern Time on January 10, 2025. It is anticipated that the Fund will make a subsequent distribution under its managed distribution policy in the month of February.

Prior to the managed distribution policy, the Fund paid distributions pursuant to a level rate distribution policy. Under its former distribution policy and consistent with the Investment Company Act of 1940, as amended, the Fund could not distribute long-term capital gains, as defined in the Internal Revenue Code of 1986, more often than once in any one taxable year.

In October 2010, the Fund received exemptive relief from the Securities and Exchange Commission that permits the Fund to distribute long-term capital gains more often than once in any one taxable year. After consideration by the Fund’s Board, the Fund adopted the current managed distribution policy which allows the Fund to make distributions of long-term capital gains more than once in any taxable year.

The following table sets forth the estimated breakdown of the distribution noted above, on a per share basis, from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital or other capital source.

	Breakdown of Distribution
Sources	%	US Dollar
Net Investment Income	0.00%	$0.0000
Net Realized Short-Term Capital Gains	9.56%	$0.3122
Net Realized Long-Term Capital Gains	90.44%	$2.9547
Return of Capital or other Capital Source	0.00%	$0.0000
Total	100.00%	$3.2669

The following table sets forth the estimated breakdown, on a per share basis, of all distributions made by the Fund during the year-to-date period ended on the Payment Date of the above distribution (includes the distribution payment noted in the table above) from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital or other capital source.

	Breakdown of All Distributions Paid Through Year-To-Date Period Ended on the Payment Date of the Current Distribution
Sources	%	US Dollar
Net Investment Income	0.00%	$0.0000
Net Realized Short-Term Capital Gains	6.10%	$0.3122
Net Realized Long-Term Capital Gains	93.90%	$4.8047
Return of Capital or other Capital Source	0.00%	$0.0000
Total	100.00%	$5.1169

In certain years since the Fund’s inception, the Fund has distributed more than its income and net realized capital gains, which has resulted in Fund distributions substantially consisting of return of capital or other capital source. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” As of the payment date of the current distribution, all Fund distributions paid in 2024 (as estimated by the Fund based on current information) are from the earnings and profits of the Fund and not a return of capital. This could change during the remainder of the year, as further described below.

The amounts, sources and percentage breakdown of the distributions reported in this Notice are only estimates and are not being provided for, and should not be used for, tax reporting purposes. The actual amounts, sources and percentage breakdown of the distribution for tax reporting purposes, which may include return of capital, will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

The following table sets forth (i) the average annual total return of a share of the Fund’s common stock at net asset value (NAV) for the 5-year period ended November 30, 2024, and (ii) the Fund’s annualized distribution rate, for the same period, expressed as a percentage of the NAV price of a share of the Fund’s common stock at November 30, 2024.

Average Annual Total NAV Return for the 5-year Period Ended November 30, 2024	18.91%
Annualized Distribution Rate as a Percentage of November 30, 2024 NAV Price (For the 5-year Period ended November 30, 2024)	5.92%

The following table sets forth (i) the average annual total return of a share of the Fund’s common stock at net asset value (NAV) for the period since inception of Fund investment operations through the period noted and (ii) the Fund’s annualized distribution rate, for the same period, expressed as a percentage of the NAV price of a share of the Fund’s common stock at November 30, 2024. Average annual total return of a share of the Fund’s common stock at NAV for the period since inception of Fund investment operations through the period noted includes the 4.50% sales load assessed to IPO investors.

Average Annual Total NAV Return for the Period Since Inception of Investment Operations (November 30, 2009) Through November 30, 2024	15.22%
Annualized Distribution Rate as a Percentage of November 30, 2024 NAV Price (For the Period Since Inception of Investment Operations (November 30, 2009) through November 30, 2024)	5.61%

The following table sets forth (i) the cumulative total return (at NAV) of a share of the Fund’s common stock for the year-to-date period ended November 30, 2024 and (ii) the Fund’s distribution rate, for the same period, expressed as a percentage of the NAV price of a share of the Fund’s common stock at November 30, 2024.

Cumulative Total NAV Return for the Year-to-Date Period Ended November 30, 2024	27.33%
Distribution Rate as a Percentage of November 30, 2024 NAV Price (For the Year-to-Date Period Ended November 30, 2024)	5.30%

Past performance does not guarantee future results.

You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions noted in the tables above or from the terms of the Fund’s distribution policy.

The Fund or your financial professional will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions on your US federal income tax return. For tax purposes, the Fund is required to report unrealized gains or losses on certain non-US investments as ordinary income or loss, respectively. Accordingly, the amount of the Fund’s total distributions that will be taxable as ordinary income may be different than the amount of the distributions from net investment income reported above.

The Board may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including, but not limited to, the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

Investors should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. A prospectus containing information about the fund (including its investment objectives, risks, charges, expenses, and other information about the fund) may be obtained by contacting your financial advisor or visiting columbiathreadneedleus.com. The prospectus should be read carefully before investing in the fund. For more information, please visit columbiathreadneedleus.com.

The Fund expects to receive all or some of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the equity and equity-related securities in its portfolio; and (ii) capital gains (short-term and long-term) from option premiums and the sale of portfolio securities. It is possible that the Fund’s distributions will at times exceed the earnings and profits of the Fund and therefore all or a portion of such distributions may constitute a return of capital as described below. A return of capital is a return of your original investment. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”  You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the Fund’s distribution policy.

Distributions that qualify as a return of capital are a return of some or all of your original investment in the Fund.  A return of capital reduces a stockholder’s tax basis in his or her shares.  Once the tax basis in your shares has been reduced to zero, any further return of capital may be taxable as capital gain.  Shareholders should consult their tax advisor or tax attorney for proper treatment.

Distributions may be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of, and rates at which, the Fund receives income from the sources noted above.  As portfolio and market conditions change, the rate of distributions on the shares and the Fund’s distribution policy could change.

The Fund should only be considered as one element of a complete investment program. An investment in the Fund should be considered speculative.  The Fund's investment policy of investing in technology and technology-related companies and writing call options involves a high degree of risk.

There is no assurance that the Fund will meet its investment objectives or that distributions will be made.  You could lose some or all of your investment.  In addition, closed-end funds frequently trade at a discount to their net asset values, which may increase your risk of loss.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and their stocks may be subject to greater price fluctuations. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. The Fund’s derivatives strategies may not be successful and could result in significant Fund losses.

The Fund is not insured by the FDIC, NCUA or any federal agency, is not a deposit or obligation of, or guaranteed by any financial institution, and involves investment risks including possible loss of principal and fluctuation in value.

Columbia Seligman Premium Technology Growth Fund is managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

If your Fund shares are held directly by the Fund’s stockholder servicing agent and you wish to elect a cash distribution (in lieu of a distribution paid in stock) or otherwise want more information about the Fund, call Equiniti Trust Company, LLC, the Fund’s stockholder servicing agent, at 800-937-5449. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time. Equiniti Trust Company, LLC, which is located at 48 Wall Street, Floor 23, New York, New York,10005, is not affiliated with the Fund, Columbia Management Investment Advisers, LLC.

If your shares are not held through Equiniti Trust Company, LLC and you wish to elect a cash distribution (in lieu of a distribution paid in stock) or otherwise want more information about the Fund, please call your financial advisor or other financial intermediary through which you own Fund shares.

All rights reserved.

© 2024 Columbia Management Investment Advisers, LLC

columbiathreadneedleus.com

Adtrax: CTNA7403765.1-RUSHTAX221_12_052_(12/24)